Exhibit 99.2

Duke Realty Limited Partnership

Pro Forma Consolidated Balance Sheet

September 30, 2011

(unaudited, in thousands, except par value amounts)

	Historical (A)	Blackstone Transaction (B)		Use of Proceeds (C)		Pro Forma
ASSETS
Real estate investments:
Land and improvements	$1,307,608	$(159,514	) (B1)			$1,148,094
Buildings and tenant improvements	5,601,866	(1,069,756	) (B1)			4,532,110
Construction in progress	41,490	(1,613	) (B1)			39,877
Investments in and advances to unconsolidated companies	368,671					368,671
Undeveloped land	622,254					622,254

	7,941,889	(1,230,883)		—		6,711,006
Accumulated depreciation	(1,413,804)	330,257	(B1)			(1,083,547)

Net real estate investments	6,528,085	(900,626)		—		5,627,459
Real estate investments and other assets held-for-sale	21,992					21,992
Cash and cash equivalents	16,157	1,022,328	(B2)	(284,000	) (C1)	754,485
Accounts receivable, net of allowance of $2,854 and $2,945	21,685	(2,065	) (B1)			19,620
Straight-line rent receivable, net of allowance of $7,502 and $7,260	140,732	(35,350	) (B1)			105,382
Receivables on construction contracts, including retentions	44,425	(5	) (B1)			44,420
Deferred financing costs, net of accumulated amortization of $56,105 and $46,407	39,449					39,449
Deferred leasing and other costs, net of accumulated amortization of $329,325 and $269,000	497,594	(58,736	) (B1)			438,858
Escrow deposits and other assets	194,107	(4,613	) (B1)			189,494

	$7,504,226	$20,933		$(284,000)		$7,241,159

LIABILITIES AND EQUITY
Indebtedness:
Secured debt	$1,184,268	$(26,592	) (B3)			$1,157,676
Unsecured notes	2,783,762					2,783,762
Unsecured lines of credit	304,293			(284,000	) (C1)	20,293

	4,272,323	(26,592)		(284,000)		3,961,731
Liabilities related to real estate investments held-for-sale	957					957
Construction payables and amounts due subcontractors, including retentions	66,786	(357	) (B1)			66,429
Accrued real estate taxes	123,524	(25,555	) (B1)			97,969
Accrued interest	35,725	(164	) (B1)			35,561
Other accrued expenses	42,414	(1,749	) (B1)			40,665
Other liabilities	128,123	(2,802	) (B1)			125,321
Tenant security deposits and prepaid rents	59,551	(12,282	) (B1)			47,269

Total liabilities	4,729,403	(69,501)		(284,000)		4,375,902

Partners’ equity:
General Partner
Common equity (252,918 and 252,195 General Partner Units issued and outstanding)	1,919,479	87,992	(B4)			2,007,471
Preferred equity (3,176 and 3,618 Preferred Units issued and outstanding)	793,910					793,910

	2,713,389					2,801,381
Limited Partners’ common equity (6,950 and 5,231 Limited Partner Units issued and outstanding)	56,286	2,442	(B4)			58,728
Accumulated other comprehensive income	493					493

Total partners’ equity	2,770,168	90,434		—		2,860,602
Noncontrolling interests	4,655					4,655

Total equity	2,774,823	90,434		—		2,865,257

	$7,504,226	$20,933		$(284,000)		$7,241,159

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY LIMITED PARTNERSHIP

Pro Forma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2011

(unaudited, in thousands, except per unit amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$698,619	$(130,309	) (b1)	$568,310
General contractor and service fee revenue	409,617	—		409,617

	1,108,236	(130,309)		977,927
Expenses:
Rental expenses	153,002	(41,790	) (b1)	111,212
Real estate taxes	101,936	(20,565	) (b1)	81,371
General contractor and other services expenses	379,180	—		379,180
Depreciation and amortization	290,751	(43,916	) (b1)	246,835

	924,869	(106,271)		818,598

Other operating activities:
Equity in earnings of unconsolidated companies	5,890	—		5,890
Gain on sale of properties	66,910	—		66,910
Undeveloped land carrying costs	(7,021)	—		(7,021)
Other operating expenses	(171)	—		(171)
General and administrative expense	(29,231)	122	(b1)	(29,109)

	36,377	122		36,499

Operating income	219,744	(23,916)		195,828
Other income (expenses):
Interest and other income, net	543	—	(c)	543
Interest expense	(199,269)	3,003	(b2)	(196,266)
Acquisition-related activity	(1,525)	—		(1,525)

Income (loss) from continuing operations before income taxes	19,493	(20,913)		(1,420)
Income tax benefit	194	—		194

Income (loss) from continuing operations	19,687	(20,913)		(1,226)
Distributions on Preferred Units	(46,347)	—		(46,347)
Adjustments for redemption/repurchase of Preferred Units	(3,796)	—		(3,796)
Net loss attributable to noncontrolling interests	163	—		163

Net loss attributable to common unitholders - continuing operations	$(30,293)	$(20,913)		$(51,206)

Basic net loss per Common Unit - continuing operations	$(0.13)			$(0.21	) (d)

Diluted net loss per Common Unit - continuing operations	$(0.13)			$(0.21	) (d)

Weighted average number of Common Units outstanding	259,505			259,505

Weighted average number of Common Units and potential dilutive securities	259,505			259,505

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY LIMITED PARTNERSHIP

Pro Forma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2010

(unaudited, in thousands, except per unit amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$642,489	$(134,509	) (b1)	$507,980
General contractor and service fee revenue	414,391	—		414,391

	1,056,880	(134,509)		922,371
Expenses:
Rental expenses	143,133	(41,791	) (b1)	101,342
Real estate taxes	88,394	(20,350	) (b1)	68,044
General contractor and other services expenses	392,433	—		392,433
Depreciation and amortization	253,209	(53,831	) (b1)	199,378

	877,169	(115,972)		761,197

Other operating activities:
Equity in earnings of unconsolidated companies	7,525	—		7,525
Gain on sale of properties	6,917	—		6,917
Undeveloped land carrying costs	(7,152)	—		(7,152)
Impairment charges	(9,834)	—		(9,834)
Other operating expenses	(1,002)	—		(1,002)
General and administrative expense	(31,171)	177	(b1)	(30,994)

	(34,717)	177		(34,540)

Operating income	144,994	(18,360)		126,634
Other income (expenses):
Interest and other income, net	504	—	(c)	504
Interest expense	(175,076)	1,596	(b2)	(173,480)
Loss on debt transactions	(16,294)	—		(16,294)
Acquisition-related activity	57,513	—		57,513

Income (loss) from continuing operations before income taxes	11,641	(16,764)		(5,123)
Income tax benefit	1,126	—		1,126

Income (loss) from continuing operations	12,767	(16,764)		(3,997)
Distributions on Preferred Units	(53,452)	—		(53,452)
Adjustments for repurchase of Preferred Units	(10,144)	—		(10,144)
Net income attributable to noncontrolling interests	(58)	—		(58)

Net loss attributable to common unitholders - continuing operations	$(50,887)	$(16,764)		$(67,651)

Basic net loss per Common Unit - continuing operations	$(0.22)			$(0.29	) (d)

Diluted net loss per Common Unit - continuing operations	$(0.22)			$(0.29	) (d)

Weighted average number of Common Units outstanding	240,640			240,640

Weighted average number of Common Units and potential dilutive securities	240,640			240,640

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY LIMITED PARTNERSHIP

Pro Forma Consolidated Statements of Operations

For the Year Ended December 31, 2010

(unaudited, in thousands, except per unit amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$878,242	$(178,115	) (b1)	$700,127
General contractor and service fee revenue	515,361	—		515,361

	1,393,603	(178,115)		1,215,488
Expenses:
Rental expenses	197,985	(55,516	) (b1)	142,469
Real estate taxes	118,006	(25,960	) (b1)	92,046
General contractor and other services expenses	486,865	—		486,865
Depreciation and amortization	349,064	(68,485	) (b1)	280,579

	1,151,920	(149,961)		1,001,959

Other operating activities:
Equity in earnings of unconsolidated companies	7,980	—		7,980
Gain on sale of properties	39,662	—		39,662
Undeveloped land carrying costs	(9,203)	—		(9,203)
Impairment charges	(9,834)	—		(9,834)
Other operating expenses	(1,231)	—		(1,231)
General and administrative expense	(41,329)	263	(b1)	(41,066)

	(13,955)	263		(13,692)

Operating income	227,728	(27,891)		199,837
Other income (expenses):
Interest and other income, net	534	—	(c)	534
Interest expense	(239,383)	3,363	(b3)	(236,020)
Loss on debt transactions	(16,349)	—		(16,349)
Acquisition-related activity	55,820	—		55,820

Income (loss) from continuing operations before income taxes	28,350	(24,528)		3,822
Income tax benefit	1,126	—		1,126

Income (loss) from continuing operations	29,476	(24,528)		4,948
Distributions on Preferred Units	(69,468)	—		(69,468)
Adjustments for repurchase of Preferred Units	(10,438)	—		(10,438)
Net loss attributable to noncontrolling interests	185	—		185

Net loss attributable to common unitholders - continuing operations	$(50,245)	$(24,528)		$(74,773)

Basic net loss per Common Unit - continuing operations	$(0.22)			$(0.32	) (d)

Diluted net loss per Common Unit - continuing operations	$(0.22)			$(0.32	) (d)

Weighted average number of Common Units outstanding	244,870			244,870

Weighted average number of Common Units and potential dilutive securities	244,870			244,870

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY LIMITED PARTNERSHIP

Pro Forma Consolidated Statements of Operations

For the Year Ended December 31, 2009

(unaudited, in thousands, except per unit amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$842,232	$(171,426	) (b1)	$670,806
General contractor and service fee revenue	449,509	—		449,509

	1,291,741	(171,426)		1,120,315
Expenses:
Rental expenses	192,270	(52,527	) (b1)	139,743
Real estate taxes	111,189	(22,425	) (b1)	88,764
General contractor and other services expenses	427,666	—		427,666
Depreciation and amortization	323,429	(63,637	) (b1)	259,792

	1,054,554	(138,589)		915,965

Other operating activities:
Equity in earnings of unconsolidated companies	9,896	—		9,896
Gain on sale of properties	12,337	—		12,337
Earnings from sales of land	357	—		357
Undeveloped land carrying costs	(10,403)	—		(10,403)
Impairment charges	(275,630)	—		(275,630)
Other operating expenses	(1,017)	—		(1,017)
General and administrative expense	(47,937)	292	(b1)	(47,645)

	(312,397)	292		(312,105)

Operating income	(75,210)	(32,545)		(107,755)
Other income (expenses):
Interest and other income, net	1,229	—	(c)	1,229
Interest expense	(205,952)	3,973	(b3)	(201,979)
Gain on debt transactions	20,700	—		20,700
Acquisition-related activity	(1,062)	—		(1,062)

Loss from continuing operations before income taxes	(260,295)	(28,572)		(288,867)
Income tax benefit	6,070	—		6,070

Loss from continuing operations	(254,225)	(28,572)		(282,797)
Distributions on Preferred Units	(73,451)	—		(73,451)
Net loss attributable to noncontrolling interests	241	—		241

Net loss attributable to common unitholders - continuing operations	$(327,435)	$(28,572)		$(356,007)

Basic net loss per Common Unit - continuing operations	$(1.58)			$(1.72	) (d)

Diluted net loss per Common Unit - continuing operations	$(1.58)			$(1.72	) (d)

Weighted average number of Common Units outstanding	207,893			207,893

Weighted average number of Common Units and potential dilutive securities	207,893			207,893

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY LIMITED PARTNERSHIP

Pro Forma Consolidated Statements of Operations

For the Year Ended December 31, 2008

(unaudited, in thousands, except per unit amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$802,791	$(153,573	) (b1)	$649,218
General contractor and service fee revenue	434,624	—		434,624

	1,237,415	(153,573)		1,083,842
Expenses:
Rental expenses	179,373	(45,857	) (b1)	133,516
Real estate taxes	95,872	(18,957	) (b1)	76,915
General contractor and other services expenses	418,743	—		418,743
Depreciation and amortization	293,019	(54,237	) (b1)	238,782

	987,007	(119,051)		867,956

Other operating activities:
Equity in earnings of unconsolidated companies	23,817	—		23,817
Gain on sale of properties	39,057	—		39,057
Earnings from sales of land	12,651	—		12,651
Undeveloped land carrying costs	(8,204)	—		(8,204)
Impairment charges	(10,165)	—		(10,165)
Other operating expenses	(8,298)	—		(8,298)
General and administrative expense	(39,508)	198	(b1)	(39,310)

	9,350	198		9,548

Operating income	259,758	(34,324)		225,434
Other income (expenses):
Interest and other income, net	1,451	—	(c)	1,451
Interest expense	(184,000)	4,037	(b3)	(179,963)
Gain on debt transactions	1,953	—		1,953

Income from continuing operations before income taxes	79,162	(30,287)		48,875
Income tax benefit	7,005	—		7,005

Income from continuing operations	86,167	(30,287)		55,880
Distributions on Preferred Units	(71,426)	—		(71,426)
Adjustments for repurchase of Preferred Units	14,046	—		14,046
Net loss attributable to noncontrolling interests	637	—		637

Net income (loss) attributable to common unitholders - continuing operations	$29,424	$(30,287)		$(863)

Basic net income (loss) per Common Unit - continuing operations	$0.18			$(0.02	) (d)

Diluted net income (loss) per Common Unit - continuing operations	$0.18			$(0.02	) (d)

Weighted average number of Common Units outstanding	154,534			154,534

Weighted average number of Common Units and potential dilutive securities	154,553			154,553

See accompanying Notes to Pro Forma Consolidated Financial Statements

Duke Realty Limited Partnership and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

Note 1: Presentation

On December 9, 2011, Duke Realty Limited Partnership (“the Partnership”) and certain of its consolidated subsidiaries completed the sale of a portfolio of 79 real estate properties, consisting of 9.8 million square feet of suburban office properties, to BRE/Central Office Holdings L.L.C., a Delaware limited liability company (the “Buyer”), an affiliate of Blackstone Real Estate Partners VII (herein after, the collective transaction is referred to as the “Blackstone Transaction”). As used herein, “we,” “us” and “our” refers collectively to Duke Realty Limited Partnership and its subsidiaries and affiliated entities.

The purchase price totaled $1.06 billion, of which we received net proceeds of $1.02 billion after (1) the assumption by the buyer of two mortgage loans with a total face value of $24.9 million, (2) the settlement of certain working capital items and (3) general transaction costs. Outstanding borrowings of $ 703.0 million on our $850 million unsecured line of credit were repaid using a portion of the total proceeds.

The accompanying Pro Forma Consolidated Balance Sheet as of September 30, 2011 presents our historical amounts, adjusted for the effects of the Blackstone Transaction, as if such transaction had occurred on September 30, 2011.

The accompanying Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what our actual financial position would have been had the Blackstone Transaction actually occurred on September 30, 2011, nor does it purport to represent our future financial position.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008 present our historical amounts, adjusted for the effects of the Blackstone Transaction, as if it had occurred at January 1, 2008.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008 are unaudited and are not necessarily indicative of what our actual results of operations would have been had the Blackstone Transaction actually occurred at January 1, 2008, nor does it purport to represent our future results of operations.

Duke Realty Limited Partnership and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

Note 2: Pro Forma Consolidated Balance Sheet Notes

(A)	Reflects the consolidated historical balance sheet as of September 30, 2011, as contained in the historical consolidated financial statements and notes thereto presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

(B)	Represents adjustments to reflect the Blackstone Transaction as follows:

(B1)	Represents the de-recognition of carrying amounts as of September 30, 2011 for the assets, the related accumulated depreciation and working capital assets and liabilities to the 79 properties that were subsequently sold in the Blackstone transaction.

(B2)	Represents actual net cash received from the Blackstone Transaction after considering the buyer’s assumption of two mortgage loans and the settlement of net working capital and transaction costs.

(B3)	Represents the buyer’s assumptions of two mortgage loans, with outstanding principle amounts at September 30, 2011 of $12.9 million and $12.3 million, respectively. Both mortgage loans mature in November 2014 and bore interest at effective and coupon rates of 5.63% and 7.81%, respectively.

We had previously assumed the two mortgage loans in conjunction with our original acquisition of the underlying properties. At September 30, 2011 there was $1.5 million of carrying value in excess of face value, which represented the unamortized portion of the adjustment required to record the loans at fair value when we originally assumed them. This fair value adjustment was also de-recognized in adjusting the September 30, 2011 consolidated historical balance sheet for the effects of the Blackstone Transaction.

(B4)	Represents the General Partner and Limited Partners’ share of the adjustment, calculated as the difference between the actual net proceeds from the Blackstone Transaction received on December 9, 2011 and the net carrying amount of the assets and liabilities assumed to be de-recognized at September 30, 2011, to reflect the effects of the sale of properties in the Blackstone Transaction.

(C)	Represents use of proceeds as follows:

(C1)	Represents the application of a portion of net proceeds to repay the amount outstanding under our $850 million unsecured line of credit at September 30, 2011.

Duke Realty Limited Partnership and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

Note 3: Pro Forma Consolidated Statements of Operations Notes

(a)	Reflects the consolidated results of operations for the nine months ended September 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008, as contained in the historical consolidated financial statements and notes thereto presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and our historical consolidated financial statements and notes thereto presented in our Annual Report on Form 10-K for the year ended December 31, 2010, respectively.

(b)	Represents adjustments to reflect the Blackstone Transaction as follows:

(b1)	Reflects the revenues and expenses of the properties sold in connection with the Blackstone Transaction for the nine months ended September 30, 2011 and 2010, and the years ended December 31, 2010, 2009, and 2008.

(b2)	Reflects adjustments to interest expense to reflect the following: (i) $1.1 million and $1.2 million of interest expense for the nine months ended September 30, 2011 and 2010, respectively, associated with indebtedness secured by the properties that would not have been incurred had the properties been sold at the beginning of the period and (ii) $1.9 million and $400,000 for the nine months ended September 30, 2011 and 2010, respectively, associated with the interest incurred on our $850 million unsecured credit facility that would not have been incurred had we not had any outstanding borrowings during the nine-month periods ended September 30, 2011 and 2010. At no time during the nine-month periods ended September 30, 2011 and 2010 did the outstanding borrowings on our $850 million unsecured credit facility exceed the net proceeds received from the Blackstone Transaction.

(b3)	Reflects adjustments to interest expense to reflect the following: (i) $1.6 million, $1.7 million, and $1.7 million of interest expense for the years ended December 31, 2010, 2009 and 2008, respectively, associated with indebtedness secured by the properties that would not have been incurred had the properties been sold at the beginning of the period and (ii) $1.8 million, $2.3 million, and $2.3 million for the years ended December 31, 2010, 2009 and 2008, respectively, associated with the interest incurred on our $850 million unsecured credit facility that would not have been incurred had we not had any outstanding borrowings during the years ended December 31, 2010, 2009, and 2008. At no time during the years ended December 31, 2010, 2009, and 2008 did the outstanding borrowings on our $850 million unsecured credit facility exceed the net proceeds received from the Blackstone Transaction.

Duke Realty Limited Partnership and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

(c)	Assuming the Blackstone Transaction closed on January 1, 2008, and that the cash proceeds from the disposition would have been utilized such that we had no outstanding borrowings on our $850 million unsecured credit facility, we would have carried a daily average of $965.0 million, $824.6 million and $481.8 million of additional cash through the years ended December 31, 2010, 2009 and 2008, respectively, and $940.0 million and $1.0 billion during through the nine months ended September 30, 2011 and 2010, respectively.

We did not include any estimated earnings from re-investing these cash proceeds in our Pro Forma Consolidated Statements of Operations.

(d)	Calculation of basic and diluted loss per Common Unit includes an adjustment of $2.4 million and $1.7 million for distributions on participating securities for the nine months ended September 30, 2011 and 2010, respectively, as reflected in our historical financial statements.

Calculation of basic and diluted loss per Common Unit includes an adjustment of $2.5 million, $1.8 million, and $1.6 million for distributions on participating securities for the years ended December 31, 2010, 2009, and 2008, respectively, as reflected in our historical financial statements.